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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):   July 10, 2001
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                                 METASOLV, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           Delaware                   0-17920               75-2912166
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    (State or other jurisdiction    (Commission           (IRS Employer
         of incorporation)          File Number)       Identification No.)


                   5560 Tennyson Parkway, Plano, Texas 75024
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             (Address of Principal Executive Offices)   (Zip Code)


      Registrant's telephone number, including area code   (972) 403-8300
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

             Exhibit
             Number      Description

              99.1      Text of Press Release dated July 10, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

          On July 10, 2001, MetaSolv, Inc. issued a press release announcing that it would provide an online Web simulcast and rebroadcast of its 2001 second quarter earnings release conference call, a copy of which is filed herewith as
Exhibit 99.1.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        METASOLV, INC.



Date:  July 12, 2001          By:  /s/ Glenn A. Etherington
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                                     Glenn A. Etherington
                                     Chief Financial Officer
                                     Duly Authorized Officer on behalf
                                     of the Registrant




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